UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 18, 2010

MediaNet Group Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601, Boca Raton, Florida 33486

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (561) 362-7704

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Resignation of a Director. On February 18, 2010, Steven Adelstein resigned from the Board of Directors of the Registrant. In his letter of resignation, a copy of which was included as an exhibit to the Registrant’s Current Report on Form 8-K filed on February 23, 2010, Mr. Adelstein stated that he would put his disputes with the Registrant in writing.

At the time of his resignation, the Registrant understood that Mr. Adelstein resigned because of issues related to his compensation as a consultant. In his letter of resignation, in addition to his compensation claims, e-mails sent to the Registrant provide his opinions related to the Company’s October 19, 2009, combination with CG Holdings Limited and related disclosure and accounting issues. A copy of Mr. Adelstein’s undated draft letter to the Registrant, a copy of which is filed as an exhibit to this amended Report, was sent to the Registrant’s Chief Financial Officer on February 25, 2010, and forwarded to other officers of the Registrant on March 1, 2010. The Registrant disagrees with Mr. Adelstein’s opinions.

In accordance with Form 8-K, Item 5.02(a)(3), concurrently herewith the Registrant has provided Mr. Adelstein with a copy of this Report and an opportunity to provide the statement described in Item 5.02(a)(3)((ii).

Election of a Director. On March 4, 2010, the Registrant elected its General Counsel, Andreas Kusche, a Director of the Registrant to fill the vacancy created by Mr. Adelstein’s resignation.

Mr. Kusche studied at Humboldt University in Berlin, as well as at the University of Alicante in Spain. He launched the German film production service company “screenart” in 2000 and was a consultant to an international film fund. After completing his law studies with the federal state examination of Germany in 2004, he applied for admission as an attorney and joined the Härting law firm, specialists for media law in Berlin from 2004 to 2007. There he worked, among other things, in the fields of national and international tax law, and completed the tax law examination successfully. He has over seven years experience in advising media production companies, and was especially active in the fields of media finance and media funds.

Mr. Kusche currently does not own any shares of either class of the registrant’s equity. He will be issued 608,032 common shares, or 0.200% of the Company’s then issued and outstanding common share, upon the Registrant’s increasing its authorized shares to 500,000,000.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	17.1	E-mailed Letter of Resignation of Steven Adelstein dated February 18, 2010. (1)

	17.2	Draft letter e-mailed February 25, 2010, by Steven Adelstein to the Chief Financial Officer of MediaNet Group Technologies, Inc., and Medianet’s independent auditor.

(1)      Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIANET GROUP TECHNOLOGIES, INC.

Dated: March 4, 2010

By:	/s/ Michael B. Hansen Michael B. Hansen, President